Note 17 - Financial Instruments	12 Months Ended
Nov. 30, 2015
Disclosure Text Block Supplement [Abstract]
Financial Instruments Disclosure [Text Block]
17.	Financial instruments

(a)	Fair values

The Company follows ASC topic 820, “Fair Value Measurements” which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of ASC topic 820 apply to other accounting pronouncements that require or permit fair value measurements. ASC topic 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date; and establishes a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

Inputs refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. To increase consistency and comparability in fair value measurements and related disclosures, the fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The three levels of the hierarchy are defined as follows:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly for substantially the full term of the financial instrument.

Level 3 inputs are unobservable inputs for asset or liabilities.

The categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

(i)	The Company calculates expected volatility based on historical volatility of the Company’s peer group that is publicly traded for options that have an expected life that is more than four years.

(ii)	The Company calculates the interest rate for the conversion option based on the Company’s estimated cost of raising capital.

An increase/decrease in the volatility and/or an decrease/increase in the discount rate would have resulted in an increase/decrease in the fair value of the conversion option and warrant liabilities.

The change in fair value of the conversion option and the warrant liabilities was recorded as a fair value adjustment of derivative liabilities in the consolidated statements of operations and comprehensive loss.

Reconciliation of Level 3 fair value measurements:

		November 30, 2014
	Conversion Option	Warrant liability	Total
	$	$	$
Opening balance	728,950	5,438,022	6,166,972

Transfer out from level 3(a)	(728,950)	(5,438,022)	(6,166,972)
Closing balance	-	-	-

(a)	As discussed in Note 7 and 14, the conversion option value of $728,950 and the warrant value of $5,438,022 at December 1, 2013 were reclassified to additional paid-in capital due to the change in functional currency.

(b)	The total net loss related to the conversion option and warrant liability has been recorded under fair value adjustment derivative liabilities on the consolidated statements of operations and comprehensive loss.

Fair value of financial assets and financial liabilities that are not measured at fair value on a recurring basis are as follows:

	November 30, 2015		November 30, 2014
	Carrying amount	Fair value	Carrying amount	Fair value
	$	$	$	$
Financial Liabilities
Convertible debt(iii)	1,518,429	1,481,663	1,377,302	1,379,808

(iii)	The Company calculates the interest rate for the convertible debt and due to related parties based on the Company’s estimated cost of raising capital and uses the discounted cash flow model to calculate the fair value of the convertible debt and the amounts due to related parties.

The carrying values of cash, accounts receivable, accounts payable, accrued liabilities and employee cost payable approximates their fair values because of the short-term nature of these instruments.

(b)	Interest rate and credit risk

Interest rate risk is the risk that the value of a financial instrument might be adversely affected by a change in interest rates. The Company does not believe that the results of operations or cash flows would be affected to any significant degree by a sudden change in market interest rates, relative to interest rates on cash and cash equivalents, due to related parties and capital lease obligations due to the short-term nature of these balances.

Trade accounts receivable potentially subjects the Company to credit risk. The Company provides an allowance for doubtful accounts equal to the estimated losses expected to be incurred in the collection of accounts receivable.

The following table sets forth details of the aged accounts receivable that are not overdue as well as an analysis of overdue amounts and the related allowance for doubtful accounts:

	November 30, 2015	November 30, 2014
	$	$

Total accounts receivable	478,674	1,011,133
Less allowance for doubtful accounts	-	-
Total accounts receivable, net	478,674	1,011,133

Not past due	453,662	982,313
Past due for more than 31 days but no more than 60 days	5,003	5,950
Past due for more than 91 days but no more than 120 days	20,009	22,870
Total accounts receivable, net	478,674	1,011,133

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of uncollateralized accounts receivable. The Company’s maximum exposure to credit risk is equal to the potential amount of financial assets. For the years ended November 30, 2015 and November 30, 2014, Par accounted for substantially all the revenue and all the accounts receivable of the Company.

The Company is also exposed to credit risk at period end from the carrying value of its cash. The Company manages this risk by maintaining bank accounts with a Canadian Chartered Bank. The Company’s cash is not subject to any external restrictions.

(c)	Foreign exchange risk

The Company has balances in Canadian dollars that give rise to exposure to foreign exchange (“FX”) risk relating to the impact of translating certain non-U.S. dollar balance sheet accounts as these statements are presented in U.S. dollars. A strengthening U.S. dollar will lead to a FX loss while a weakening U.S. dollar will lead to a FX gain. For each Canadian dollar balance of $1.0 million, a +/- 10% movement in the Canadian currency held by the Company versus the US dollar would affect the Company’s loss and other comprehensive loss by $0.1 million.

Balances denominated in foreign currencies that are considered financial instruments are as follows:

	November 30, 2015		November 30, 2014
	Canadian	U.S.	Canadian	U.S.
FX rates used to translate to U.S.	1.3353		1.1440
	$	$	$	$

Assets
Cash	116,096	86,944	510,459	446,205
	116,096	86,944	510,459	446,205
Liabilities
Accounts payable	1,372,196	1,027,631	379,014	331,306
Employee cost payable	233,906	175,172	207,297	181,204
Capital lease	48,231	36,120	25,538	22,323
	1,654,332	1,238,923	611,849	534,833
Net exposure	(1,538,236)	(1,151,979)	(101,390)	(88,628)

(d)	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty raising liquid funds to meet commitments as they fall due. In meeting its liquidity requirements, the Company closely monitors its forecasted cash requirements with expected cash drawdown.

The following are the contractual maturities of the undiscounted cash flows of financial liabilities as at November 30, 2015:

	November 30, 2015
	Less than 3 months	3 to 6 months	6 to 9 months	9 months 1 year	Greater than 1 year	Total
	$	$	$	$	$	$
Third parties
Accounts payable	3,027,974	-	-	-	-	3,027,974
Accrued liabilities	454,290	-	-	-	-	454,290
Capital lease (note 9)	4,910	5,045	5,182	5,323	15,660	36,120
Related parties
Employee costs payable (Note 8)	175,172	-	-	-	-	175,172
Convertible debenture (Note 7)	1,515,770	-	-	-	-	1,515,770
	5,178,116	5,045	5,182	5,323	15,660	5,209,326